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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

         Date of Report (Date of earliest event reported): July 18, 2005

                          MERRILL LYNCH DEPOSITOR, INC.
                    (ON BEHALF OF PPLUS TRUST SERIES DCNA-1)
             (Exact name of registrant as specified in its charter)

            DELAWARE             001-32201                    13-3891329
        (State or other        (Commission                (I. R. S. Employer
        jurisdiction  of        File Number)              Identification No.)
         incorporation)

     WORLD FINANCIAL CENTER,                                     10080
       NEW YORK, NEW YORK                                     (Zip Code)
      (Address of principal
       executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

            Not applicable.

SECTION 2.  FINANCIAL INFORMATION

            Not applicable.

SECTION 3.  SECURITIES AND TRADING MARKETS

            Not applicable.

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

            Not applicable.

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

            Not applicable.

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SECTION 6.  [RESERVED]

SECTION 7.  REGULATION FD

            Not applicable.

SECTION 8.  OTHER EVENTS

      ITEM 8.01    OTHER EVENTS

            99.1 Distribution to holders of the PPLUS Trust Certificates Series DCNA-1 on July 18, 2005.

                        For information with respect to the underlying
                   securities held by PPLUS Trust Series DCNA-1, please refer to DaimlerChrysler AG's (Commission file number 001-14561) periodic reports, including reports on Form 20-F and Form 6-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer and underlying securities guarantor have filed electronically with the SEC.

                        Although we have no reason to believe the information
                   concerning the underlying securities, the underlying securities guarantee, the underlying securities guarantor or the underlying securities issuer contained in the underlying securities guarantor's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities guarantor (including, without limitation, no investigation as to their respective financial condition or creditworthiness) or of the underlying securities or the underlying securities guarantee has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and underlying securities guarantor as you would obtain and evaluate if you were investing directly in the underlying securities and the underlying securities guarantee or in other securities issued by the underlying securities issuer or the underlying securities guarantor. There can be no assurance that events affecting the underlying securities, the underlying securities guarantee, the underlying securities issuer or the underlying securities guarantor have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.
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SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

      ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

              (a)  Financial statements of business acquired.

                   Not Applicable.

              (b)  Pro forma financial information.

                   Not Applicable.

              (c)  Exhibits.

                   99.1 Trustee's report in respect of the July 18, 2005 distribution to holders of the PPLUS Trust Certificates Series DCNA-1.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             MERRILL LYNCH DEPOSITOR, INC.

Date: July 28, 2005                          By:      /s/ Stephan Kuppenheimer
                                                      --------------------------
                                             Name:    Stephan Kuppenheimer
                                             Title:   President







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                                  EXHIBIT INDEX


99.1 Trustee's report in respect of the July 18, 2005 distribution to holders of the PPLUS Trust Certificates Series DCNA-1.